SPDR® SERIES TRUST
SPDR S&P Kensho Intelligent Structures ETF
(the “Fund”)
Supplement dated December 15, 2023 to the Prospectus and Summary Prospectus,
each dated October 31, 2023, as may be supplemented from time to time
Effective after the close of trading on December 15, 2023 (the “Effective Date”), changes were made to the methodology for the Fund’s underlying index, the S&P Kensho Intelligent Infrastructure Index. As a result, as of the Effective Date, “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section in the Prospectus and Summary Prospectus is replaced in its entirety with the following:
In seeking to track the performance of the S&P Kensho Intelligent Infrastructure Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide which are included in the Intelligent Infrastructure sector as determined by a classification standard produced by S&P Dow Jones Indices LLC (the “Index Provider”). The Index is designed to capture companies whose products and services are driving innovation behind intelligent infrastructure. In particular, the Index comprises the components of the (i) S&P Kensho Smart Grids Index focused on power grid technologies (with an emphasis on efficient management and use of energy, and improved power grid reliability), transportation infrastructure (with an emphasis on enhancing the efficiency of transportation infrastructure, as well as the new infrastructure capabilities required for alternative modes of transportation such as autonomous vehicles), and water infrastructure (with an emphasis on water conversion and increasing the water supply), and (ii) the S&P Kensho Smart Buildings Index focused on intelligent and connected home technologies and building automation infrastructure (the “Underlying Indexes”) as of the Index’s reconstitution reference date. The Underlying Indexes are subject to the following liquidity thresholds for each component: (i) must have a share price of at least USD $1.00; (ii) must be issued by a company with a minimum float market capitalization of at least $100 million; and (iii) must have a minimum three-month average daily traded value of at least $1 million. The S&P Kensho Smart Grids Index seeks to track companies that provide next generation products and services related to power, water and transportation infrastructures, or are a necessary component of the supply chain for such products and services. The S&P Kensho Smart Buildings Index seeks to track companies that produce products and services that enable buildings to become more connected, intelligent and adaptive, or are a necessary component of the supply chain for such products and services.
To determine the constituents of the Underlying Indexes, the Index Provider’s classification standard utilizes an automated scan of companies’ most recent regulatory filings with the U.S. Securities and Exchange Commission on Form 10‑K, Form 20‑F, Form 40‑F, or Form S‑1, as applicable, maintained in the S&P Market Intelligence United Document Repository, to identify specific search terms and phrases that describe a company as producing products and services related to the particular segment targeted by the Underlying Index. The resulting list of eligible securities for each Underlying Index is then filtered by eliminating companies that do not include in their regulatory filings a reference to a product or service that (i) is related to a search term or phrase and (ii) is used in a manner that is within the scope of the Underlying Index’s objective. Each Underlying Index then screens the remaining securities to remove securities that are not listed on NYSE, NASDAQ, or CBOE exchanges (or an affiliate of one of those exchanges) or do not meet certain minimum liquidity thresholds. The Index Provider’s Index Committee then reviews each remaining eligible constituent to verify the rules of the automated scan were implemented correctly.
Underlying Index constituents are then categorized as either “Core” or “Non‑Core.” A company is categorized as Core if its products and services related to the Underlying Index’s objective are identified in its regulatory filings as principal components of the company’s strategy. Products and services are deemed to be principal components of a company’s strategy if the company’s regulatory filing disclosures regarding such products and services are determined to be sufficiently prominent according to a proprietary algorithm of the Index Provider which calculates prominence based on the frequency and position of such disclosures within regulatory filings. A company may also be categorized as Core if the Index Provider determines that the majority of the company’s revenue is derived from products and services related to the Underlying Index’s objective as indicated by the company’s reported business segments, which is assessed by scanning the S&P Capital IQ Database for annual fiscal year revenue segment reporting. All other companies are categorized as Non‑Core, including companies whose products and services are identified as forming a necessary component of the supply chain of the segment targeted by the Underlying Index. An Index constituent categorized as Core by at least one of the Underlying Indexes will be categorized as Core for purposes of the Index. To tilt the Index’s exposure toward Core Index Constituents, at the time of each rebalance the aggregate weighting of Core Index Constituents is based on the proportion of the number of Core Index Constituents, plus an overweight factor of up to 20%. At the time of each rebalance, each Core Index Constituent and Non‑Core Index Constituent is equally weighted within the group of Core Index Constituents and Non‑Core Index Constituents, respectively, subject to liquidity and diversification adjustments.
The Index is reconstituted and rebalanced after the close of trading on the third Friday in June with a reference date as of the close of the last trading day in May. In addition, the Index is rebalanced after the close of trading on the third Friday of December with a reference date as of the close of the last trading day in November. In connection with the December rebalance, Index constituents are also evaluated for continued inclusion in the Index if a new eligible regulatory filing has been filed since the last reconstitution review. As of December 15, 2023, the Index comprised 50 securities.
The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider establishes and maintains rules which are used to determine the composition of the Index and relative weightings of the securities in the Index.
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